UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2005

HealthGate Data Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-28701	04-3220927
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

25 Corporate Drive, Suite 310, Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 685-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)           On March 16, 2005, the Audit Committee of HealthGate Data Corp. (“HealthGate” or the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as HealthGate’s independent registered public accounting firm.

PwC’s reports on the Company’s financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except as noted in the next sentence.  The report of PwC on the Company’s financial statements as of and for the year ended December 31, 2004  includes an explanatory paragraph disclosing significant doubt about HealthGate’s ability to continue as a going concern.

During the years ended December 31, 2004 and 2003 and through March 16, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in connection with their reports on the financial statements for such years.

During the years ended December 31, 2004 and 2003 and through March 16, 2005, there were no reportable events as described in Regulation S-B Item 304(a)(1)(iv)(B).

HealthGate provided PwC with a copy of the above disclosures and requested that PwC furnish HealthGate with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements by HealthGate and, if not, stating the respects in which it does not agree.  A copy of the letter from PwC is filed herewith as Exhibit 16.1

(b)           Also on March 16, 2005, HealthGate’s Audit Committee approved the appointment of Wolf & Company, P.C. of Boston, Massachusetts as HealthGate’s independent registered public accounting firm.

During HealthGate’s two most recent fiscal years and through the date of this Report on Form 8-K, HealthGate did not consult Wolf & Company, P.C. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or events listed in Item 304(a)(2) of Regulation S-B.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Description

16.1	Letter from PricewaterhouseCoopers LLP, dated March 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthGate Data Corp.

Date: March 22, 2005	By:	/s/ William S. Reece
William S. Reece
Chairman and Chief Executive Officer

	By:	/s/ Julie Furrier
Julie Furrier
Chief Financial Officer